UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

SUNSET ISLAND GROUP
(Exact name of registrant as specified in its charter)

COLORADO

(State or other jurisdiction of incorporation)

333-214643	47-3278534
(Commission File No.)	(IRS Employer Identification No.)

555 NORTH EL CAMINO REAL #A418

SAN CLEMENTE, CA 92672

(Address of principal executive offices) (zip code)

(424) 239-6230
(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 14 2018, the Company’s Board voted to change its authorized common shares to 27,000,000 to accommodate the reserve for financing from Chicago Venture Partners.

Item 7.01. Regulation FD Disclosure.

The Company has received number of inquiries from shareholders. The Company felt it was appropriate to answer the questions through an 8-K instead of emailing the individuals directly.

Q1. What is the current float of the company?

A1. The current float is 4,842,879. The float is defined as shares deposited with DTC and can be traded. The last increase of the float occurred on October 16, 2017 (nearly 5 months ago).

Item 8.01. Other Information.

The company provides photos and videos of its operations at http://www.instagram.com/vbfbrands/?hl=en

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Restated & Amended Articles of Incorporation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunset Island Group

Dated: March 14, 2018	By:	/s/ Valerie Baugher
	Name:	Valerie Baugher
	Title:	President

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